EXHIBIT 4
                                                                       ---------

             Pardus European Special Opportunities Master Fund L.P.
                       c/o Pardus Capital Management L.P.
                     1001 Avenue of the Americas, Suite 1100
                               New York, NY 10018

                                                       November 17, 2005

BY FEDERAL EXPRESS, REGISTERED MAIL AND FACSIMILE
Bally Total Fitness Holding Corporation
8700 West Bryn Mawr
Chicago, IL 60631
Attention:  Marc D. Bassewitz, Esq.,
            Senior Vice President, Secretary and General Counsel

BY HAND
Corporate Secretary
Bally Total Fitness Holding Corporation
c/o The Corporation Trust Company
1209 Orange Street
Wilmington, DE 19801

                  Re:   Notice of Nomination of Candidates for Election
                        to the Board of Directors and to Present a
                        Stockholder Proposal at the Upcoming Annual Meeting of Bally Total Fitness Holding Corporation
                        ---------------------------------------------------

Dear Secretary:

            This notice (including Appendix I and Exhibit A attached hereto, the "Notice") of the decision of Pardus European Special Opportunities Master Fund L.P. (the "Fund"), the beneficial owner of 5,087,693 shares (the "Shares") of common stock, par value $0.01 ("Common Stock"), of Bally Total Fitness Holding Corporation, a Delaware corporation (the "Company"), to propose the nomination of and nominate candidates for election to the Board of Directors of the Company (the "Board") and the intention of the Fund to present a stockholder proposal at the upcoming Annual Meeting of stockholders of the Company presently scheduled for January 26, 2006, including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof (the "Annual Meeting"), is being delivered in accordance with the requirements set forth under Section 1 of
Article III (the "Nomination Requirements") and Section 2 of Article II (the "Proposal Requirements") of the By-laws of the Company (the "By-laws"). One thousand (1,000) of the Shares are owned of record by the Fund directly in its own name, one thousand (1,000) Shares are owned on record by the Fund in the name of Pardus Capital A/C Pardus European Special Opportunities Master Fund L.P. and 87,693 of the Shares are to be issued by the Company to the Fund as consideration that the Fund elected to receive in connection with a consent

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solicitation commenced by the Company on October 18, 2005 (which expired at 5:00
p.m. on November 1, 2005). Pardus Capital Management L.P., a Delaware limited partnership ("PCM"), in its capacity as the investment manager of the Fund, is the beneficial owner of the Shares held by the Fund. Pardus Capital Management LLC, a Delaware limited liability company ("PCM LLC"), as the general partner of PCM, and Mr. Karim Samii, as the sole member of PCM LLC, may be deemed to be the beneficial owners of the Shares held by the Fund; however, PCM LLC and Mr. Samii disclaim beneficial ownership of the Shares. For purposes of this Notice, "Pardus" shall include the Fund, PCM, PCM LLC and Mr. Karim Samii.

            Pursuant to the Nomination Requirements, this Notice sets forth with respect to each of the Pardus Nominees (as defined below): (a) the name, age, business address and residence address of such person; (b) the principal occupation or employment of such person; (c) the class and number of shares of capital stock of the Company which are beneficially owned by such person; and
(d) any other information relating to such person that would be required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission (the "SEC") under Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, pursuant to the Nomination Requirements, this Notice sets forth: (1) the name and record address of the Fund; and (2) the class and number of shares of capital stock of the Company which are beneficially owned by the Fund and by Pardus (other than the Fund). Pursuant to the Nomination Requirements, this Notice also attaches as Exhibit A hereto a copy of signed consents executed by each of the Pardus Nominees to being named as nominees and to serving as directors of the Company, if elected.

            Pursuant to the Proposal Requirements, this Notice sets forth (a) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (b) any material interest of the Fund and, as a courtesy, Pardus (other than the Fund), in such business; (c) the name and record address of the Fund; and (d) the class, series and number of shares of capital stock of the Company which are beneficially owned by the Fund and, as a courtesy, by Pardus (other than the Fund).

      A.    BACKGROUND

            On September 6, 2005, PCM filed an initial Schedule 13D in which PCM, in its capacity as the investment manager of the Fund, indicated that it has communicated with management of the Company, and expected to continue to communicate with management of the Company, regarding PCM's desire that the Company pursue appropriate measures to enhance shareholder value. PCM also advised in the initial Schedule 13D that it intends to, among other things, closely evaluate the performance of the Company and the value of the shares of capital stock of the Company, including, but not limited to, the continued analysis and assessment of the Company's business, assets, operations, financial condition, capital structure, management and prospects. Such Schedule 13D was

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thereafter  amended  from time to time,  including  for the purpose of reporting additional transactions in the Common Stock and to advise of PCM's willingness to consider participating in strategic alternatives for the Company, including, among other alternatives, a sale of the business, asset sales, equity financings and/or debt financings.

            Pardus has previously discussed with the Company the advisability of making changes in the Board and the nomination of director candidates suggested by Pardus. Since, as of the date hereof, the Company has not taken steps to nominate such candidates, the Fund has determined to make such nominations to ensure that the Company's stockholders have the alternative of electing stockholder-nominated candidates to the Board.

      B.    NOTICE OF NOMINATION OF CANDIDATES FOR ELECTION TO THE BOARD

            Under Article SIXTH of the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation"), the Company's directors are divided into three classes. In a press release dated May 17, 2005, the Company announced that the total number of directors on the Board was increased from seven to nine members. According to publicly available information and discussions with Company representatives, the Company currently has six directors serving on the Board, two of whom serve as directors whose term expires on the date of the Annual Meeting. In addition, according to publicly available information and discussions with Company representatives, the Company currently has one director vacancy in the class of directors whose term expires on the date of the Annual Meeting and one director vacancy in each of the other two classes of directors. The Fund hereby proposes the nomination of and nominates the individuals identified in the next sentence and listed under the heading "Certain Information Relating to the Pardus Nominees" in Appendix I hereto (the "Pardus Nominees") for election to the Board to (i) succeed the two current directors whose term expires at the Annual Meeting and (ii) fill the existing vacancy created by the previous resignation of one director from the class of directors whose term expires at the Annual Meeting (or any director named to fill any vacancy created by the death, retirement, resignation or removal of any such directors). The Fund hereby proposes the nomination of and nominates Charles J. Burdick, Barry R. Elson and Don R. Kornstein to serve as directors in the class of directors whose term expires on the date of the Annual Meeting. The Fund reserves the right to nominate, substitute or add additional persons (a) in the event that the Company purports to increase the number of directorships pursuant to Article SIXTH of the Certificate of Incorporation, to each additional directorship created, (b) if the Company makes or announces any changes to its By-laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the Pardus Nominees or any additional nominee nominated pursuant to the preceding clause (a) and/or
(c) in the event any of the Pardus Nominees named in Appendix I are unable or hereafter become unwilling for any reason to serve as a director. Additional nominations made pursuant to the preceding clauses (a) and/or (b) are without prejudice to the position of the Fund that any attempt to increase the size of

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and Stockholder Proposal
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the Board or disqualify any of the Pardus  Nominees  through  By-law  amendments constitutes unlawful manipulation of the Company's corporate machinery.

            As required by Section 1 of Article III of the By-laws, the following information constitutes all of the information relating to the Pardus Nominees that would be required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such information includes all information required to be set forth in this Notice pursuant to the Nomination Requirements. To the extent that information set forth at any point in this Notice is responsive to a specific item below, each such item shall be deemed to incorporate such information, no matter where such information appears in this Notice. The information set forth in Appendix I is incorporated herein by reference. All information set forth herein relating to any person other than Pardus is given only to the knowledge of Pardus. Information required by Section 1 of Article III of the By-laws regarding the name, record address and beneficial holdings of the persons making the nomination is as set forth herein, including Appendix I and Exhibit A attached hereto. To the extent additional information is provided regarding the persons making the solicitation, such information is provided voluntarily for context or completeness.

            Item 4. Persons Making the Solicitation

            (b) The solicitation for election of the Pardus Nominees will be made by the Fund. By virtue of Instruction 3 of Item 4 of Schedule 14A, Pardus and the Pardus Nominees will be considered participants in the solicitation. In addition, the Pardus Nominees may make solicitations of proxies but will not receive compensation for acting as nominees as set forth herein. Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may be made by certain directors, officers, members and employees of the Fund, PCM or PCM LLC, none of whom will receive additional compensation for such solicitation.

            None of the Pardus Nominees have individually retained any person to provide proxy solicitation or advisory services in connection with the solicitation. The Fund has retained D.F. King & Co., Inc. ("D.F. King") for solicitation and advisory services in connection with the solicitation, for which D.F. King has received a fee of $10,000 (creditable toward the final fee in an amount not to exceed $105,000), together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses. D.F. King will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Fund will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. The Fund will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that D.F. King will employ approximately 50 persons to solicit the Company's stockholders for the Annual Meeting.


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and Stockholder Proposal
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            The entire expense of soliciting proxies is being borne by the Fund.
The Fund does not currently intend to seek reimbursement of the costs of this solicitation from the Company. The costs of this solicitation of proxies, and other costs specifically related to this solicitation, are currently estimated to be approximately $300,000. The Fund estimates that through the date hereof, its total expenditures to date in connection with this solicitation are approximately $75,000.

            Item 5. Interest of Certain Persons in Matters to be Acted Upon

            (b)(1) Information as to any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting with respect to Pardus and each of the Pardus Nominees is set forth herein. Except as set forth herein, the Pardus Nominees do not beneficially own any securities of the Company and the Pardus Nominees do not have any personal ownership interest, direct or indirect, in any securities of the Company. Mr. Burdick currently serves on the PCM Advisory Board which advises PCM and its affiliates from time to time with respect to investment strategies, assessing business viability, sourcing transactions and valuing potential investments. The PCM Advisory Board members do not have any oversight responsibility or discretion over the investments made by or on behalf of PCM and its affiliates and the PCM Advisory Board members do not (except to the extent publicly disclosed by the Fund) have any knowledge of the investments held by PCM and its affiliates from time to time. Mr. Burdick does not receive and is not entitled to any compensation or remuneration for serving on the PCM Advisory Board from the Fund or any of its affiliates. The PCM Advisory Board members have the ability to invest up to an aggregate of $10,000,000 in the Fund and certain of its affiliates. Presently Mr. Burdick does not have any investment interest in the Fund or any of its affiliates.

            The direct and indirect  security holdings of Pardus are as follows:
The Fund is the direct beneficial owner of the Shares (including 1,000 shares of Common Stock owned of record by the Fund directly in its own name and 1,000 Shares of Common Stock owned of record by the Fund in the name of Pardus Capital A/C Pardus European Special Opportunities Master Fund L.P.) and $10,500,000 principal amount (the "Debt") of the Company's 9 7/8% Senior Subordinated Notes due 2007 (the "Notes"); PCM, in its capacity as investment manager of the Fund, has sole voting and dispositive power with respect to all of the Shares and the Debt; PCM LLC, as the general partner of PCM, and Mr. Karim Samii, as the sole member of PCM LLC, may be deemed to be the beneficial owners of the Shares and the Debt held by the Fund; however, PCM LLC and Mr. Samii disclaim beneficial ownership of the Shares and the Debt. PCM LLC, and in turn Mr. Samii, may earn fees and incentive allocations on account of the Fund's investment in the Shares and the Debt. Except as set forth in this Item 5(b)(1) or in Appendix I hereto, which is incorporated herein by reference, no other person or entity of Pardus owns of record any securities of the Company.

            According to publicly available information, on October 18, 2005 the Company commenced a consent solicitation of those holders of the Notes who were not a party to the Consent Agreements, dated August 24, 2005 (the "Consent

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and Stockholder Proposal
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Agreements"),  pursuant to which the Company  obtained a waiver  extension under the Indenture governing the Notes. According to such publicly available information, the consent solicitation was conducted in accordance with such Consent Agreements in order to offer all other holders of Notes the opportunity to consent to the waiver extension and receive the same consideration paid to holders who were party to the Consent Agreements (either (x) $20.00 in cash per $1,000 principal amount of Notes or (y) 9.2308 shares of Common Stock per $1,000 principal amount of Notes). As the holder of $9,500,000 principal amount of the Notes on August 24, 2005, the record date in the consent solicitation, the Fund elected to receive 87,693 additional shares of Common Stock as consideration in the consent solicitation. The consent solicitation expired at 5:00 p.m. on November 1, 2005 and the Fund expects to receive the 87,693 additional shares from the Company shortly after the tenth business day following such expiration date.

            The Pardus Nominees may be deemed to have an interest in their nominations for election to the Board by virtue of compensation the Pardus Nominees will receive from the Company as a director, if elected to the Board.

            (i) Set forth in Appendix I attached hereto, which is incorporated herein by reference, are the names and business addresses of each of the Fund, PCM, PCM LLC, Karim Samii and the Pardus Nominees. The record address for the Fund, in its capacity as a stockholder of record of the Company in its own name and in the name of Pardus Capital A/C Pardus European Special Opportunities Master Fund L.P., is 1001 Avenue of the Americas, Suite 1100, New York, NY 10018.

            (ii) Set forth in Appendix I attached hereto, which is incorporated herein by reference, is (a) the principal occupation or employment of each member of Pardus and (b) the present principal occupation or employment for the Pardus Nominees, and the name, principal business and address of any corporation or other organization in which such employment is carried on.

            (iii) During the past ten years, neither any member of Pardus nor any Pardus Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

            (iv), (v), (vi), (vii) and (x) Except as set forth in this Item 5(b)(1) or in Appendix I hereto, which is incorporated herein by reference, neither any member of Pardus nor any Pardus Nominee owns beneficially, directly or indirectly, or of record but not beneficially, any securities of the Company, or any parent or subsidiary of the Company, nor has Pardus or any Pardus Nominee purchased or sold any securities of the Company within the last two years. Set forth in Appendix I hereto are transactions in the Company's securities effected by members of Pardus and the Pardus Nominees within the past two years. The Fund used its own assets to purchase the Shares and Debt owned by it. Such Shares and Debt were purchased through and are held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing in connection with purchasing, borrowing or holding of securities, and such Shares

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and Stockholder Proposal
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and Debt may  thereby  be, or in the  future  become,  subject  to the terms and conditions of such margin debt and terms, together with all other securities held therein. As of the date hereof, no part of the purchase price or market value of any of the Shares or Debt is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Shares or Debt.

            (viii) Neither any member of Pardus nor any Pardus Nominee is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

            (ix) Except as set forth in Appendix I hereto, no associate of Pardus or of any Pardus Nominee owns beneficially, directly or indirectly, any securities of the Company. Other than as set forth above, the Pardus Nominees do not possess beneficial ownership of any securities of the Company directly or indirectly.

            (xi) Item 5(b)(xi) cross references the information required by Item 404(a) of Regulation S-K of the Exchange Act with respect to each participant in the solicitation or any associates of such participant.

                  Item 404(a) of Regulation S-K. Other than as set forth herein, none of Pardus, any Pardus Nominee or any of their respective associates or immediate family members have had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company's last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000.

            (xii)(A) and (B) According to the Company's public filings, if elected as a director of the Company, each of the Pardus Nominees would receive an annual retainer of $30,000 for Board membership and an additional stipend for service on committees of the Board of $1,000 per year for committee members, as well as fees of $2,000 per Board meeting and $1,000 for attendance at any committee meeting. The chairman of a committee receives an additional annual stipend of $1,000. In addition, pursuant to the Company's 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), each non-employee director of the Company is granted an option to purchase 5,000 shares of Common Stock upon the commencement of service on the Board, with another option to purchase 5,000 shares of Common Stock granted on the second anniversary thereof. Additional grants of options may be made from time to time pursuant to the Directors' Plan. Options under the Directors' Plan are generally granted with an exercise price equal to the fair market value of the Common Stock at the date of grant. Option grants under the Directors' Plan become exercisable in three equal annual installments commencing one year from the date of grant and have a 10-year term. The Pardus Nominees, if elected, will be indemnified for service

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Pardus Notice of Nomination of Candidates
and Stockholder Proposal
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as  directors of the Company to the same extent  indemnification  is provided to the current directors of the Company under the Certificate of Incorporation and the By-laws. In addition, the Fund believes that upon election, the Pardus Nominees will be covered by the Company's officer and director liability insurance. Pardus disclaims any responsibility for the accuracy of the foregoing information extracted from the Company's public filings.

            The Pardus Nominees will not receive any compensation from the Fund to serve as a nominee for election or as a director, if elected, of the Company. The Fund has agreed to indemnify the Pardus Nominees against losses incurred in connection with their service as nominees for election as directors of the Company, in connection with the solicitation of proxies in respect thereof and in connection with their service as directors of the Company to the extent that indemnification is not available under the Company's Certificate of Incorporation and By-laws. The Fund has also agreed to reimburse the Pardus
Nominees for out-of-pocket expenses incurred in their capacity as nominees, including, without limitation, reimbursement for reasonable travel expenses. Each Pardus Nominee has executed a written consent agreeing to be a nominee for election as a director of the Company and to serve as a director if so elected, which consents are attached hereto as Exhibit A. Other than as set forth herein (including in Appendix I hereto), none of Pardus, the Pardus Nominees or any of their respective associates, has any arrangements or understandings with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

            (2) The information required to be disclosed in this item with respect to Pardus and the Pardus Nominees is disclosed in response to Item 5(b)(1) above.

            Item 7. Directors and Executive Officers

            (a) Item 7(a) cross references the information required by instruction 4 to Item 103 of Regulation S-K of the Exchange Act with respect to nominees of the persons making the solicitation. Such information is set forth below:

                  Instruction 4 of Item 103 to Regulation S-K. There are no material proceedings in which the Pardus Nominees or any of their associates is a party adverse to the Company or any of its subsidiaries, or material proceedings in which such nominee or any such associate has a material interest adverse to the Company or any of its subsidiaries.

            (b) Item 7(b) cross references the information required by Item 401, Items 404(a) and (c) and Item 405 of Regulation S-K of the Exchange Act with respect to nominees of the person making the solicitation. Such information is set forth below:

                  Item 401 of Regulation S-K

            (a) and (e). Each Pardus Nominee has executed a consent to being named as a Pardus Nominee and to serving as a director of the Company, if so

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and Stockholder Proposal
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elected.  The initial term of each Pardus  Nominee,  if elected,  would be for a period of three years. Copies of such consents are attached hereto as Exhibit A.

            The following information is set forth in Appendix I attached hereto with respect to each Pardus Nominee: name, age, any position and office with the Company held by each such nominee and the term thereof, business experience during the past five years (including principal occupation and employment during the past five years and the name and principal business of any corporation or other organization in which such occupation or employment was carried on) and any directorships held by such person in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended. No occupation or employment is or was, during such period, carried on by any Pardus Nominee with the Company or any corporation or organization which is or was a parent, subsidiary or other affiliate of the Company, and none of the Pardus Nominees has ever served on the Board.

            Other than as disclosed in the response to Item 5(b) above, there are no arrangements or understandings between the Pardus Nominees and any other party pursuant to which any such nominee was or is to be selected as a director or nominee.

            (b), (c), (g), (h), (i) and (j) These provisions of Item 401 of Regulation S-K are not applicable to the Pardus Nominees.

            (d) There exist no family relationships between any Pardus Nominee and any director or executive officer of the Company.

            (f) During the last five years, the Pardus Nominees were not involved in any of the events described in Item 401(f) of Regulation S-K and that are material to an evaluation of the ability or integrity of any such nominee to become a director of the Company.

                  Item  404(a)  of   Regulation   S-K.   The  response  to  Item
5(b)(1)(xi) above is incorporated herein by reference.

                  Item 404(c) of Regulation S-K. None of the Pardus Nominees, their immediate family members, any corporation or organization of which the Pardus Nominee is an executive officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities, or any trust or other estate in which any Pardus Nominee has a substantial beneficial interest or serves as a trustee or in a similar capacity, has been indebted to the Company or its subsidiaries, at any time since the beginning of the Company's last fiscal year, in an amount in excess of $60,000 (other than any amounts that may be excluded pursuant to the instructions to Item 404(c) of Regulation S-K).

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Page 10


                  Item 405 of Regulation S-K. This provision is not applicable to the Pardus Nominees because the Pardus Nominees are not directors, officers or ten percent holders of the Company.

            (c)  None  of  the  relationships   regarding  the  Pardus  Nominees
described under Item 404(b) of Regulation S-K exists or has existed during the Company's last fiscal year.

            Item 8. Compensation of Directors and Executive Officers

            Item 8 cross references the information required by Item 402 of Regulation S-K of the Exchange Act with respect to each nominee of the person making the solicitation and associates of such nominee. Such information is set forth below:

                  Item 402 of Regulation S-K

            (a), (b), (c), (d), (e), (f), (h), (i) Neither the Pardus Nominees nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company that is required to be disclosed under, or is subject to any arrangement described in, these paragraphs of Item 402 of Regulation S-K.

            (g) The response to Item 5(b)(1)(xii)(A) and (B) above is incorporated herein by reference. Other than as set forth herein, Pardus is not aware of any other arrangements pursuant to which any director of the Company was to be compensated for services during the Company's last fiscal year.

            (j) There are no relationships involving the Pardus Nominees, or any of the Pardus Nominees' associates, that would have required disclosure under this paragraph of Item 402 of Regulation S-K had the Pardus Nominees been directors of the Company.

            (k), (l) These items do not apply because they do not relate to the Pardus Nominees.

      C.    NOTICE OF INTENTION TO PRESENT A STOCKHOLDER PROPOSAL

            The Fund hereby notifies the Company that it intends to bring the following business and proposal (the "Proposal") before the Annual Meeting for consideration and action by the Company's stockholders before any other business is conducted at the Annual Meeting:

Proposal:   The Fund  hereby  notifies  the Company of its intent to present the following resolution for adoption by the stockholders of the Company at the Annual Meeting:

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Page 11


            "RESOLVED, that each provision or amendment of the By-laws of Bally Total Fitness Holding Corporation (the "Company") adopted by the Board of Directors of the Company without the approval of the Company's stockholders subsequent to May 25, 2005 (purportedly the last date of reported changes) and prior to the approval of this resolution be, and they hereby are, repealed, effective as of the time this resolution is approved by the Company's stockholders."

            The Proposal is being brought before the Annual Meeting  pursuant to
Section 109 of the Delaware General Corporation law, which empowers stockholders to repeal bylaws. The Proposal is intended to deter the current members of the Board from amending the Company's By-laws in a manner that would create obstacles to the election of the Pardus Nominees. The Fund and the other members of Pardus may be deemed to have an interest in the Proposal insofar as adoption of the Proposal may facilitate the election of the Pardus Nominees. In addition, the Fund is the direct beneficial owner of the Shares (including 1,000 shares of Common Stock owned of record by the Fund directly in its own name and 1,000 Shares of Common Stock owned of record by the Fund in the name of Pardus Capital A/C Pardus European Special Opportunities Master Fund L.P.) and the Debt; PCM, in its capacity as investment manager of the Fund, has sole voting and dispositive power with respect to all the Shares owned by the Fund and the Debt; PCM LLC, as the general partner of PCM, and Mr. Karim Samii, as the sole member of PCM LLC, may be deemed to be the beneficial owners of the Shares and the Debt held by the Fund; however, PCM LLC and Mr. Samii disclaim beneficial ownership of the Shares and the Debt. PCM LLC, and in turn Mr. Samii, may earn fees and incentive allocations on account of the Fund's investment in the Shares. Except as set forth in this Notice or in Appendix I hereto, which is incorporated herein by reference, no other person or entity of Pardus owns of record any securities of the Company.

            According to publicly available information, on October 18, 2005 the Company commenced a consent solicitation of those holders of the Notes who were not a party to the Consent Agreements, pursuant to which the Company obtained a waiver extension under the Indenture governing the Notes. According to such publicly available information, the consent solicitation was conducted in accordance with such Consent Agreements in order to offer all other holders of Notes the opportunity to consent to the waiver extension and receive the same consideration paid to holders who were party to the Consent Agreements (either
(x) $20.00 in cash per $1,000 principal amount of Notes or (y) 9.2308 shares of Common Stock per $1,000 principal amount of Notes). As the holder of $9,500,000 principal amount of the Notes on August 24, 2005, the record date in the consent solicitation, the Fund elected to receive 87,693 additional shares of Common Stock as consideration in the consent solicitation. The consent solicitation expired at 5:00 p.m. on November 1, 2005 and the Fund expects to receive the 87,693 additional shares from the Company shortly after the tenth business day following such expiration date.

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Page 12


            The record name and address of the Fund in its capacity as a stockholder of the Company is set forth in Appendix I hereto. Other than as set forth in this Notice, there are no arrangements or understandings between any member of Pardus and any other person or persons in connection with the Proposal.

                                      * * *

            The information included herein represents the Fund's best knowledge as of the date hereof. The Fund reserves the right, in the event such information shall be or become inaccurate, to provide corrective information to the Company as soon as reasonably practicable, although the Fund does not commit to update any information which may change from and after the date hereof.

            If this Notice shall be deemed for any reason by a court of competent jurisdiction to be ineffective with respect to the nomination of the Pardus Nominees at the Annual Meeting, or if any individual nominee shall be unable to serve for any reason, this Notice shall continue to be effective with respect to any replacement nominees selected by the Fund.

            The Fund reserves the right to give further notice of additional nominations or business to be made or conducted at the Annual Meeting or any other meeting of the Company's stockholders.

            Please direct any questions regarding the information contained in this Notice to Jeffrey D. Marell, Esq. and Carl L. Reisner, Esq., Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, (212) 373-3000 (Phone), (212) 757-3990 (Facsimile).

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Notice to be duly executed on the date first above written.

                                        PARDUS EUROPEAN SPECIAL OPPORTUNITIES
                                        MASTER FUND L.P.

                                        By: Pardus Capital Management L.P.,
                                            its Investment Manager

                                        By: Pardus Capital Management LLC,
                                            its general partner


                                        By: /s/ Karim Samii
                                            -----------------------------------
                                            Name:  Karim Samii
                                            Title: Sole Member



                                        PARDUS CAPITAL A/C PARDUS EUROPEAN
                                        SPECIAL OPPORTUNITIES MASTER FUND L.P.


                                        By: /s/ Karim Samii
                                            -----------------------------------
                                            Name:  Karim Samii
                                            Title: Authorized Signatory


                                        PARDUS CAPITAL MANAGEMENT L.P.

                                        By: Pardus Capital Management LLC,
                                            its general partner


                                        By: /s/ Karim Samii
                                            -----------------------------------
                                            Name:  Karim Samii
                                            Title: Sole Member



                                        PARDUS CAPITAL MANAGEMENT LLC


                                        By: /s/ Karim Samii
                                            -----------------------------------
                                            Name:  Karim Samii
                                            Title: Sole Member



                                        /s/ Karim Samii
                                        ---------------------------------------
                                        Karim Samii

                                                                      APPENDIX I
                                                                      ----------


                     CERTAIN INFORMATION RELATING TO PARDUS


         Pardus Capital Management L.P., a Delaware limited partnership, is principally engaged in the business of providing investment management services to investment funds, including Pardus European Special Opportunities Master Fund L.P., a limited partnership formed under the laws of the Cayman Islands.

         Pardus Capital Management L.P., through one or more funds and/or accounts managed by it and/or its affiliates, is engaged in the investment in property of all kinds, including but not limited to capital stock, depository receipts, investment companies, mutual funds, subscriptions, warrants, bonds, notes, debentures, options and other securities and instruments of various kind and nature.

         Pardus Capital Management LLC, a Delaware limited liability company, is the general partner of Pardus Capital Management L.P.

         Mr. Karim Samii is the sole member of Pardus Capital Management LLC and in such capacity acts as a portfolio manager of Pardus European Special Opportunities Master Fund L.P.

         The principal executive office of Pardus Capital Management L.P., Pardus Capital Management LLC and Mr. Samii is 1001 Avenue of the Americas, Suite 1100 New York, NY 10018.

         The   principal   executive   offices   of  Pardus   European   Special
Opportunities Master Fund L.P. is P.O. Box 908GT, Mary Tow, George Town, Grand Cayman, Cayman Islands.

         The record address of Pardus European Special Opportunities Master Fund L.P., in its capacity as a stockholder of record of the Company in its own name and in the name of Pardus Capital A/C Pardus European Special Opportunities Master Fund L.P., is 1001 Avenue of the Americas, Suite 1100, New York, NY 10018.

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Appendix I
Page 2


               CERTAIN INFORMATION RELATING TO THE PARDUS NOMINEES

         The following table sets forth the name, age, present principal occupation, business and residential address and business experience for the past five years and certain other information, with respect to the Pardus Nominees. This information has been furnished to Pardus by the Pardus Nominees.

-----------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE
NAME, AGE AND BUSINESS AND RESIDENTIAL ADDRESS         LAST FIVE YEARS; PUBLIC COMPANY DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
Charles J. Burdick (Age 54)                            Charles J. Burdick is presently a member of the
                                                       PCM Advisory Board and a non executive director
Business Address:                                      of Singer & Friedlander, a financial services
                                                       group providing its clients with banking, asset
         Singer & Friedlander                          finance, treasury and investment management
         21 New Street                                 services.  From January 2005 until summer of 2005
         London EC2M 4HR                               he was the Chief Executive Officer of HIT
         United Kingdom                                Entertainment Plc, the leading provider of
                                                       pre-school children's entertainment listed on the
Residential Address:                                   London Stock Exchange with a market capitalization
                                                       of $1.0 billion.  Mr. Burdick stepped down from his
         27 Princes Gate Court                         position as CEO of HIT Entertainment after providing
         London SW7 2QJ                                transition support to the new management team following
         United Kingdom                                the successful sale of HIT Entertainment in May 2005.
                                                       From 1996 until 2002, he was the Chief Financial Officer
                                                       and then from August 2002 until July 2004 he was the
                                                       Chief Executive Officer and a director of Telewest
                                                       Communications, the second largest cable company in the
                                                       United Kingdom. He has held a series of financial
                                                       positions with Time Warner, US WEST, and MediaOne,
                                                       specializing in corporate finance, mergers and
                                                       acquisitions, and international treasury. Mr. Burdick
                                                       received his M.B.A. from UCLA and B.A. in Economics
                                                       from UC Santa Barbara.

Barry R. Elson (Age 64)                                Barry R. Elson is the Acting Chief Executive Officer
                                                       and a director of Telewest Global, Inc., a provider of
Business Address:                                      entertainment and communication services. Mr. Elson
                                                       became Chairman and a director of Telewest in November
         c/o Telewest Global                           2003 and then in February 2004 he resigned as Chairman,
         160 Great Portland Street                     although not as a director, and was appointed as the
         London W1 W5 QA                               Acting Chief Executive Officer of Telewest
         United Kingdom                                Communications and the Acting Chief Executive Officer
                                                       of Telewest Global, Inc. From July 2001 to October
Residential Address:                                   2003, he was the President of Pilot Associates, a
                                                       management consulting/coaching firm specializing in the
         4245 Merriweather Woods                       broadband-telephony-video industry for Wall Street
         Alpharetta, GA 30022                          clients. From November 2000 to June 2001, he was Chief
                                                       Operating Officer of Urban Media, a Silicon Valley
                                                       venture capital backed building centric CLEC start-up

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Appendix I
Page 3


-----------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE
NAME, AGE AND BUSINESS AND RESIDENTIAL ADDRESS         LAST FIVE YEARS; PUBLIC COMPANY DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
                                                       with nationwide operations. From September 1997 to
                                                       November 2000, he was President of Conectiv Enterprises
                                                       and Corporate Executive Vice President of Conectiv, a
                                                       diversifying $4.2 billion energy company in the middle
                                                       Atlantic states. From February 1983 until September
                                                       1997, he was a senior executive with Cox Communications
                                                       where he rose through a series of senior line operating
                                                       positions to be Executive Vice President of Operations
                                                       with company-wide $1.4 billion profit and loss
                                                       responsibility. Mr. Elson earned his M.B.A. with
                                                       distinction from Cornell University and earned his B.A.
                                                       with honors from Dartmouth College.

Don R. Kornstein (Age 53)                              Don R. Kornstein has been a consultant for the past
                                                       five years specializing in strategic, financial and
Business Address:                                      management advisory services. Since 2002, Mr. Kornstein
                                                       has been the founder and managing member of Alpine
         Alpine Advisors LLC                           Advisors LLC which provides value enhancing strategic,
         825 Lakeshore Blvd.                           management, operational and financial consulting
         Incline Village, NV 89451                     services to a wide range of companies with varying
                                                       needs. From 2000 until 2001, in his capacity as a
Residential Address:                                   consultant, Mr. Kornstein served as the interim Chief
                                                       Operating Officer to First World Communications, Inc.
         825 Lakeshore Blvd.                           where he was brought in by Texas Pacific Group to
         Incline Village, NV 89451                     restructure and stabilize three telecom and internet
                                                       businesses in anticipation of a sale, which was
                                                       successfully completed within 12 months. From 1994
                                                       until 2000, Mr. Kornstein served as the Chief Executive
                                                       Officer, President and a director of Jackpot
                                                       Enterprises, Inc., an NYSE listed company engaged in
                                                       the gaming industry through the operation of over 5000
                                                       gaming devices in a variety of retail establishments
                                                       and casinos. From 1977 until 1994, Mr. Kornstein was an
                                                       investment banker with Bear, Stearns & Co. Inc. At the
                                                       time of his departure in 1994 from Bear, Stearns & Co.,
                                                       Inc., he was a Senior Managing Director, the Group Head
                                                       of the Gaming & Leisure Group and a member of the

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Appendix I
Page 4


-----------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE
NAME, AGE AND BUSINESS AND RESIDENTIAL ADDRESS         LAST FIVE YEARS; PUBLIC COMPANY DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
                                                       Investment Banking Commitment Committee. From 2003
                                                       until 2005, Mr. Kornstein was a member of the board of
                                                       directors of Shuffle Master, Inc. (NASDAQ) where he was
                                                       a member of the Audit, Compensation and Governance
                                                       Committees. From 1995 until 2003 he was a member of the
                                                       board of directors of Varsity Brands, Inc. (AMEX) where
                                                       he served as the Chairman of the Compensation
                                                       Committee, past Chairman of the Audit Committee and the
                                                       Chairman of the Exploratory and Negotiating Committee
                                                       where he had primary responsibility for successfully
                                                       reviewing, evaluating and negotiating strategic
                                                       alternatives on behalf of the board. Mr. Kornstein
                                                       earned his M.B.A. in finance and accounting from
                                                       Columbia University Graduate School of Business,
                                                       attended the Stanford Law School's Directors' College,
                                                       and earned his B.A. with honors in Economics from the
                                                       University of Pennsylvania.

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Appendix I
Page 5


         OWNERSHIP OF AND TRANSACTIONS IN THE SECURITIES OF THE COMPANY


         Except as set forth in this Appendix I or in the Notice, the Pardus Nominees do not beneficially own any securities of the Company and the Pardus Nominees do not have any personal ownership interest, direct or indirect, in any securities of the Company. Mr. Burdick currently serves on the PCM Advisory Board which advises PCM and its affiliates from time to time with respect to investment strategies, assessing business viability, sourcing transactions and valuing potential investments. The PCM Advisory Board members do not have any oversight responsibility or discretion over the investments made by or on behalf of PCM and its affiliates and the PCM Advisory Board members do not (except to the extent publicly disclosed by the Fund) have any knowledge of the investments held by PCM and its affiliates from time to time. Mr. Burdick does not receive and is not entitled to any compensation or remuneration for serving on the PCM Advisory Board from the Fund or any of its affiliates. The PCM Advisory Board members have the ability to invest up to an aggregate of $10,000,000 in the Fund and certain of its affiliates. Presently Mr. Burdick does not have any investment interest in the Fund or any of its affiliates.

         The direct and indirect security holdings of Pardus are as follows: The Fund is the direct beneficial owner of the Shares (including 1,000 shares of Common Stock owned of record by the Fund directly in its own name and 1,000 Shares of Common Stock owned of record by the Fund in the name of Pardus Capital A/C Pardus European Special Opportunities Master Fund L.P.) and the Debt; PCM, in its capacity as investment manager of the Fund, has sole voting and dispositive power with respect to all of the Shares and the Debt; PCM LLC, as the general partner of PCM, and Mr. Karim Samii, as the sole member of PCM LLC, may be deemed to be the beneficial owners of the Shares and the Debt held by the Fund; however, PCM LLC and Mr. Samii disclaim beneficial ownership of the Shares and the Debt. PCM LLC, and in turn Mr. Samii, may earn fees and incentive allocations on account of the Fund's investment in the Shares. Except as set forth in this Appendix I or in the Notice, no other person or entity of Pardus owns of record any securities of the Company.

         According to publicly available information, on October 18, 2005 the Company commenced a consent solicitation of those holders of the Notes who were not a party to the Consent Agreements, pursuant to which the Company obtained a waiver extension under the Indenture governing the Notes. According to such publicly available information, the consent solicitation was conducted in accordance with such Consent Agreements in order to offer all other holders of Notes the opportunity to consent to the waiver extension and receive the same consideration paid to holders who were party to the Consent Agreements (either
(x) $20.00 in cash per $1,000 principal amount of Notes or (y) 9.2308 shares of Common Stock per $1,000 principal amount of Notes). As the holder of $9,500,000 principal amount of the Notes on August 24, 2005, the record date in the consent solicitation, the Fund elected to receive 87,693 additional shares of Common Stock as consideration in the consent solicitation. The consent solicitation expired at 5:00 p.m. on November 1, 2005 and the Fund expects to receive the

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Appendix I
Page 6


87,693 additional shares from the Company shortly after the tenth business day following such expiration date.

         On November 3, 2005, PCM caused 1,000 of the Shares owned by the Fund to be registered in the name of Pardus Capital A/C Pardus European Special Opportunities Master Fund L.P. as the record owner. On November 14, 2005, PCM caused 1,000 Shares owned by the Fund to be registered in the name of the Fund as the record owner. The remainder of such Shares are held in street name. Other than as set forth above and in the Notice, neither Pardus nor any Pardus Nominee is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company. Other than as set forth below, neither Pardus nor any Pardus Nominee has effected any transactions in any securities of the Company in the last two years.

PARDUS EUROPEAN SPECIAL OPPORTUNITIES MASTER FUND L.P.

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              07/11/05               Buy                  10,000            $3.20
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  3,800             $3.29
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  15,100            $3.28
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  12,200            $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  7,100             $3.26
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  39,500            $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  11,700            $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              07/12/05               Buy                  600               $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  1,600             $3.26
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  5,000             $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  100               $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  800               $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  600               $3.21
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  1,700             $3.20
-----------------------------------------------------------------------------------------------------------
Common Stock              07/13/05               Buy                  200               $3.19
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  2,100             $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  1,400             $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  5,000             $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  6,500             $3.21
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  13,000            $3.20
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  200               $3.19
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  1,000             $3.18
-----------------------------------------------------------------------------------------------------------
Common Stock              07/14/05               Buy                  800               $3.16
-----------------------------------------------------------------------------------------------------------
Common Stock              07/19/05               Buy                  2,600             $3.28
-----------------------------------------------------------------------------------------------------------
Common Stock              07/19/05               Buy                  17,000            $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              07/19/05               Buy                  300               $3.26
-----------------------------------------------------------------------------------------------------------
Common Stock              07/19/05               Buy                  100               $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  100               $3.55
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  300               $3.52
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  19,300            $3.50
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  800               $3.48
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  3,500             $3.47
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  700               $3.46
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  1,300             $3.45
-----------------------------------------------------------------------------------------------------------

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Appendix I
Page 7

PARDUS EUROPEAN SPECIAL OPPORTUNITIES MASTER FUND L.P.

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  100               $3.44
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  10,200            $3.43
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  38,900            $3.42
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  8,000             $3.41
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  4,200             $3.40
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  1,700             $3.39
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  700               $3.38
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  5,800             $3.37
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  1,800             $3.36
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  500               $3.35
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  800               $3.34
-----------------------------------------------------------------------------------------------------------
Common Stock              07/25/05               Buy                  1,300             $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  200               $3.62
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  2,800             $3.61
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  2,800             $3.60
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  8,700             $3.59
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  2,200             $3.58
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  2,000             $3.57
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  3,900             $3.56
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  5,000             $3.55
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  3,800             $3.54
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  3,000             $3.53
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  100               $3.52
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  1,000             $3.51
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  4,400             $3.50
-----------------------------------------------------------------------------------------------------------
Common Stock              07/26/05               Buy                  100               $3.49
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  800               $3.69
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  700               $3.67
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  1,000             $3.66
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  700               $3.65
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  100               $3.63
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  100               $3.62
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  100               $3.61
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  100               $3.60
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  6,400             $3.58
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  2,400             $3.57
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  2,100             $3.56
-----------------------------------------------------------------------------------------------------------
Common Stock              07/27/05               Buy                  500               $3.55
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  1,200             $3.74
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  3,400             $3.73
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  2,900             $3.72
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  5,200             $3.71
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  1,400             $3.70
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  2,700             $3.69
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  1,700             $3.67
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  2,600             $3.62
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  9,500             $3.60
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  4,200             $3.59
-----------------------------------------------------------------------------------------------------------
Common Stock              07/29/05               Buy                  200               $3.58
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  1,100             $3.70
-----------------------------------------------------------------------------------------------------------

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Appendix I
Page 8

PARDUS EUROPEAN SPECIAL OPPORTUNITIES MASTER FUND L.P.

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  1,600             $3.68
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  22,000            $3.67
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  11,400            $3.66
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  29,200            $3.65
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  10,300            $3.64
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  2,900             $3.63
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  1,200             $3.62
-----------------------------------------------------------------------------------------------------------
Common Stock              08/02/05               Buy                  300               $3.61
-----------------------------------------------------------------------------------------------------------
Common Stock              08/03/05               Buy                  28,300            $3.66
-----------------------------------------------------------------------------------------------------------
Common Stock              08/03/05               Buy                  2,700             $3.65
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  1,300             $3.61
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  21,500            $3.60
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  1,600             $3.59
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  2,200             $3.58
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  8,700             $3.57
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  3,500             $3.56
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  100               $3.54
-----------------------------------------------------------------------------------------------------------
Common Stock              08/04/05               Buy                  100               $3.50
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  7,000             $3.73
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  5,000             $3.72
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  2,700             $3.71
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  1,900             $3.70
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  13,300            $3.69
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  8,700             $3.68
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  19,900            $3.67
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  7,900             $3.66
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  14,100            $3.65
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  1,300             $3.64
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  1,300             $3.63
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  2,800             $3.62
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  1,400             $3.61
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  200               $3.57
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  100               $3.56
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  400               $3.55
-----------------------------------------------------------------------------------------------------------
Common Stock              08/05/05               Buy                  700               $3.54
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  4,900             $3.40
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  300               $3.39
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  10,100            $3.38
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,000             $3.36
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,100             $3.34
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  600               $3.32
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  4,800             $3.30
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,900             $3.29
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  500               $3.28
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  2,800             $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,000             $3.26
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  4,600             $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  2,600             $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,000             $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  3,300             $3.22
-----------------------------------------------------------------------------------------------------------

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Appendix I
Page 9

PARDUS EUROPEAN SPECIAL OPPORTUNITIES MASTER FUND L.P.

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  7,000             $3.20
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  2,000             $3.18
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  900               $3.15
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  10,500            $3.14
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,000             $3.12
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  2,400             $3.00
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,100             $2.96
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  11,700            $2.95
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  2,500             $2.94
-----------------------------------------------------------------------------------------------------------
Common Stock              08/08/05               Buy                  1,700             $2.90
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  4,000             $3.00
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  2,200             $2.99
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  2,300             $2.99
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  3,900             $2.97
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  300               $2.96
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  4,500             $2.95
-----------------------------------------------------------------------------------------------------------
Common Stock              08/09/05               Buy                  1,100             $2.92
-----------------------------------------------------------------------------------------------------------
Common Stock              08/11/05               Buy                  37,000            $3.15
-----------------------------------------------------------------------------------------------------------
Common Stock              08/11/05               Buy                  98,300            $3.14
-----------------------------------------------------------------------------------------------------------
Common Stock              08/11/05               Buy                  13,700            $3.06
-----------------------------------------------------------------------------------------------------------
Common Stock              08/11/05               Buy                  1,000             $3.04
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  400               $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  7,000             $3.26
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  13,500            $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  30,700            $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  14,700            $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  1,600             $3.19
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  200               $3.18
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  2,000             $3.17
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  9,600             $3.15
-----------------------------------------------------------------------------------------------------------
Common Stock              08/12/05               Buy                  1,600             $3.14
-----------------------------------------------------------------------------------------------------------
Common Stock              08/15/05               Buy                  2,800             $3.31
-----------------------------------------------------------------------------------------------------------
Common Stock              08/15/05               Buy                  28,200            $3.30
-----------------------------------------------------------------------------------------------------------
Common Stock              08/15/05               Buy                  40,000            $3.29
-----------------------------------------------------------------------------------------------------------
Common Stock              08/15/05               Buy                  91,700            $3.28
-----------------------------------------------------------------------------------------------------------
Common Stock              08/15/05               Buy                  7,900             $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              08/15/05               Buy                  300               $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  39,900            $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  2,800             $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  48,500            $3.21
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  14,500            $3.20
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  1,200             $3.19
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  800               $3.18
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  200               $3.17
-----------------------------------------------------------------------------------------------------------
Common Stock              08/16/05               Buy                  1,600             $3.14
-----------------------------------------------------------------------------------------------------------
Common Stock              08/17/05               Buy                  1,500             $3.32
-----------------------------------------------------------------------------------------------------------
Common Stock              08/17/05               Buy                  200               $3.27
-----------------------------------------------------------------------------------------------------------
Common Stock              08/17/05               Buy                  3,100             $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/17/05               Buy                  200               $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              08/18/05               Buy                  600               $3.27
-----------------------------------------------------------------------------------------------------------

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Appendix I
Page 10

PARDUS EUROPEAN SPECIAL OPPORTUNITIES MASTER FUND L.P.

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              08/18/05               Buy                  1,600             $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/18/05               Buy                  1,300             $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/18/05               Buy                  5,900             $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              08/18/05               Buy                  600               $3.21
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  2,000             $3.48
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  500               $3.47
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  800               $3.45
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  600               $3.39
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  8,200             $3.35
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  21,100            $3.34
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  2,400             $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  1,600             $3.31
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  400               $3.28
-----------------------------------------------------------------------------------------------------------
Common Stock              08/19/05               Buy                  2,400             $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/23/05               Buy                  37,400            $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/23/05               Buy                  4,300             $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              08/23/05               Buy                  100               $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/23/05               Buy                  14,400            $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              08/23/05               Buy                  300               $3.21
-----------------------------------------------------------------------------------------------------------
Common Stock              08/24/05               Buy                  6,700             $3.26
-----------------------------------------------------------------------------------------------------------
Common Stock              08/24/05               Buy                  25,100            $3.25
-----------------------------------------------------------------------------------------------------------
Common Stock              08/24/05               Buy                  4,400             $3.24
-----------------------------------------------------------------------------------------------------------
Common Stock              08/24/05               Buy                  177,100           $3.28
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  200,000           $3.38
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  15,000            $3.37
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  28,400            $3.35
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  150,000           $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  175,000           $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  125,000           $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  15,000            $3.37
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  28,400            $3.35
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  150,000           $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  175,000           $3.23
-----------------------------------------------------------------------------------------------------------
Common Stock              08/25/05               Buy                  125,000           $3.22
-----------------------------------------------------------------------------------------------------------
Common Stock              08/26/05               Buy                  163,700           $3.36
-----------------------------------------------------------------------------------------------------------
Common Stock              08/26/05               Buy                  5,500             $3.35
-----------------------------------------------------------------------------------------------------------
Common Stock              08/26/05               Buy                  56,800            $3.34
-----------------------------------------------------------------------------------------------------------
Common Stock              08/29/05               Buy                  1,500             $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              08/29/05               Buy                  25,200            $3.32
-----------------------------------------------------------------------------------------------------------
Common Stock              08/30/05               Buy                  88,700            $3.34
-----------------------------------------------------------------------------------------------------------
Common Stock              08/30/05               Buy                  48,800            $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              08/31/05               Buy                  15,300            $3.54
-----------------------------------------------------------------------------------------------------------
Common Stock              08/31/05               Buy                  53,600            $3.53
-----------------------------------------------------------------------------------------------------------
Common Stock              08/31/05               Buy                  10,000            $3.44
-----------------------------------------------------------------------------------------------------------
Common Stock              08/31/05               Buy                  3,600             $3.38
-----------------------------------------------------------------------------------------------------------
Common Stock              08/31/05               Buy                  3,500             $3.33
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  180,700           $3.83
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  12,800            $3.81
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  6,600             $3.80
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  16,600            $3.79
-----------------------------------------------------------------------------------------------------------

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Appendix I
Page 11

PARDUS EUROPEAN SPECIAL OPPORTUNITIES MASTER FUND L.P.

-----------------------------------------------------------------------------------------------------------
CAPITAL STOCK             TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  12,700            $3.78
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  7,400             $3.77
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  22,300            $3.76
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  900               $3.73
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  7,100             $3.72
-----------------------------------------------------------------------------------------------------------
Common Stock              09/01/05               Buy                  5,500             $3.71
-----------------------------------------------------------------------------------------------------------
Common Stock              09/02/05               Buy                  14,200            $3.88
-----------------------------------------------------------------------------------------------------------
Common Stock              09/02/05               Buy                  3,500             $3.86
-----------------------------------------------------------------------------------------------------------
Common Stock              09/06/05               Buy                  108,300           $3.83
-----------------------------------------------------------------------------------------------------------
Common Stock              09/06/05               Buy                  1,075,000         $3.93
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  200,000           $4.61
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  10,000            $4.62
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  80,000            $4.63
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  20,000            $4.59
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  8,000             $4.68
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  8,000             $4.69
-----------------------------------------------------------------------------------------------------------
Common Stock              09/14/05               Buy                  24,000            $4.73
-----------------------------------------------------------------------------------------------------------
Common Stock              09/20/05               Buy                  25,000            $4.48
-----------------------------------------------------------------------------------------------------------
Common Stock              09/20/05               Buy                  50,000            $4.51
-----------------------------------------------------------------------------------------------------------
Common Stock              09/20/05               Buy                  155,000           $4.53
-----------------------------------------------------------------------------------------------------------
Common Stock              09/21/05               Buy                  50,000            $4.43
-----------------------------------------------------------------------------------------------------------
Common Stock              09/22/05               Buy                  68,800            $4.33
-----------------------------------------------------------------------------------------------------------
Common Stock              09/22/05               Buy                  100,000           $4.28
-----------------------------------------------------------------------------------------------------------
Common Stock              09/22/05               Buy                  25,000            $4.27
-----------------------------------------------------------------------------------------------------------
Common Stock              09/22/05               Buy                  2,000             $4.30
-----------------------------------------------------------------------------------------------------------
Common Stock              09/22/05               Buy                  6,200             $4.29
-----------------------------------------------------------------------------------------------------------

Pardus Notice of Nomination of Candidates and Stockholder Proposal
Appendix I
Page 12


-----------------------------------------------------------------------------------------------------------
DEBT                      TRADE DATE             BUY/SELL             AMOUNT            PRICE
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             07/12/05               Buy                  500,000           $89.50
Subordinated Notes due
2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             07/14/05               Buy                  500,000           $88.50
Subordinated Notes due
2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             07/19/05               Buy                  1,000,000         $89.25
Subordinated Notes due
2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             07/27/05               Buy                  1,000,000         $88.75
Subordinated Notes due
2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             08/08/05               Buy                  1,000,000         $87.25
Subordinated Notes due
2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             08/09/05               Buy                  750,000           $87.25
Subordinated Notes due
2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             08/11/05               Buy                  500,000           $87.75
Subordinated Notes due
2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             08/18/05               Buy                  4,250,000         $89.50
Subordinated Notes due
2007
-----------------------------------------------------------------------------------------------------------
9 7/8% Senior             09/30/05               Buy                  1,000,000         $90.75
Subordinated Notes due
2007
-----------------------------------------------------------------------------------------------------------

                                                                       Exhibit A
                                                                       ---------



                     Consents to Being Named as Nominees and
        to Serve as Directors of Bally Total Fitness Holding Corporation


                                   [Attached]

                     CONSENT TO BEING NAMED AS A NOMINEE AND
         TO SERVE AS DIRECTOR OF BALLY TOTAL FITNESS HOLDING CORPORATION


To:   Secretary of Bally Total Fitness Holding Corporation

         The undersigned hereby consents (x) to being named as a nominee for election to the Board of Directors of Bally Total Fitness Holding Corporation, a Delaware corporation ("Bally"), (y) to be named in the proxy soliciting materials as such and (z) if duly elected by the stockholders of Bally, to serve as a director of the Company.

Dated:  October 26, 2005.



                                                /s/ Charles J. Burdick
                                                -----------------------------
                                                Name:  Charles J. Burdick

                     CONSENT TO BEING NAMED AS A NOMINEE AND
         TO SERVE AS DIRECTOR OF BALLY TOTAL FITNESS HOLDING CORPORATION


To:   Secretary of Bally Total Fitness Holding Corporation

         The undersigned hereby consents (x) to being named as a nominee for election to the Board of Directors of Bally Total Fitness Holding Corporation, a Delaware corporation ("Bally"), (y) to be named in the proxy soliciting materials as such and (z) if duly elected by the stockholders of Bally, to serve as a director of the Company.

Dated:   October 27, 2005.


                                                /s/ Barry R. Elson
                                                -----------------------------
                                                Name:  Barry R. Elson

                     CONSENT TO BEING NAMED AS A NOMINEE AND
         TO SERVE AS DIRECTOR OF BALLY TOTAL FITNESS HOLDING CORPORATION


To:   Secretary of Bally Total Fitness Holding Corporation

         The undersigned hereby consents (x) to being named as a nominee for election to the Board of Directors of Bally Total Fitness Holding Corporation, a Delaware corporation ("Bally"), (y) to be named in the proxy soliciting materials as such and (z) if duly elected by the stockholders of Bally, to serve as a director of the Company.

Dated:   October 26, 2005.



                                                /s/ Don R. Kornstein
                                                -----------------------------
                                                Name:  Don R. Kornstein